                                                                   Exhibit 10.13

ALHOUSE . DEATON                                390 Cambridge Avenue, Palo Alto
MANAGEMENT & LEASING, INC.
2600 El Camino Real, Palo Alto, CA  94306       "Visionael Corporation"
(650) 857-0116
Fax: (650) 852-0361
July 16, 1998


                                  GROSS LEASE

          1. HIRING: Lessor leases to Lessee and Lessee hires from Lessor, on the terms and conditions set forth herein, the premises described in the Schedule.

          2. TERM AND RENT: The term of this lease and the rent which Lessee agrees to pay to Lessor are specified in the Schedule. Lessee agrees to pay rent to Lessor in lawful money on the United States of America, without deduction or offset, in installments as provided in the Schedule. Rent for partial months shall be prorated.

          3. DEPOSIT: Upon the execution of this lease, Lessee will pay to Lessor as a security deposit the sum specified as "Deposit" in the Schedule. If Lessee shall pay all rent and observe and perform all of the terms, covenants, and conditions of this lease during the term and all extensions and renewals thereof, Lessor will ___ the deposit to Lessee, without interest, within three
(3) days after Lessee vacates the premises. If Lessee defaults in any of the terms, covenants, or conditions of this lease (including, but not limited to, nonpayment of rent), Lessor may use or apply so much of the security deposit as is required to cure or make good such default, or to indemnify Lessor for loss or damage arising therefrom. Lessee agrees to restore the security deposit to the full original amount immediately upon receipt of demand from Lessor therefor.

          4. POSSESSION: If Lessor is unable to deliver possession of the premises to Lessee at the commencement of the term for any reason whatsoever, this lease shall not be void or voidable for a period of thirty (30) days thereafter, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom, but the rent shall abate until Lessor delivers possession of the premises to Lessee. The term of this lease shall be extended for a period equal to any such delay and Lessee agrees to pay the rent provided for herein and to perform all of the terms and conditions of this lease during such extension.

          If Lessor is unable to deliver possession of the premises to Lessee within thirty (30) days after the commencement date, this lease may be terminated by either Lessor or Lessee by written notice to the other at any time thereafter prior to the date of possession is delivered to Lessee.

          5. USE: The premises shall be used for the purpose provided in the Schedule, and for no other purpose without the prior written consent of Lessor. Lessee agrees to conduct his business in accordance with the highest ethical standards of the business or profession in which he is engaged, and in case of a breach of this covenant Lessee agrees that Lessor may cancel this lease.

          6.   ABANDONMENT:  Lessee will not vacate (for more than thirty (30)
                                                     ------------------------
days), abandon, or surrender the premises during the term, and if Lessee does,
----
or is dispossessed by process of law, or otherwise, any personal property belonging to Lessee left on the premises shall be deemed to be abandoned at the option of Lessor.

          7. CONDITION OF PREMISES: Lessee's taking possession shall be conclusive evidence as against Lessee that the premises were in good order and satisfactory condition when Lessee took possession. No promise to alter, remodel, or improve the premises or the building and no representation respecting the condition of the premises or the building have been made by Lessor to Lessee, unless the same is set forth in the Schedule. Lessee waives all rights to make repairs at the expense of Lessor, or to deduct the cost thereof from the rent, and Lessee waives all rights under Section 1941 and 1942 of the Civil Code of the State of California. At the termination of this lease by lapse of time or otherwise, Lessee shall surrender the premises in as good a condition as when the Lessee took possession, ordinary wear and loss by fire excepted, failing which Lessor may restore the premises to such condition and Lessee shall pay the cost thereof to Lessor upon demand.

          8. ALTERATIONS AND REPAIRS: Except for any initial leasehold improvements provided for in the Schedule, Lessee shall not make or permit to be made any alterations, additions, improvements, or changes in the premises which
                                                                          -----
total contract amount exceeds $2,500.00 without prior written consent of Lessor
---------------------------------------
which shall not be delayed for more than fifteen (15) calendar days following
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request for approval. Subject to the services to be rendered by Lessor as set
--------------------
forth in the Schedule, Lessee shall, at Lessee's own expense, keep the premises in good order, condition, and repair during the term, including the replacement of all broken glass with glass of the same size and quality under the supervision and with the approval of Lessor. If Lessee does not make repairs promptly and adequately, Lessor may, but need not, make repairs, and Lessee shall pay promptly the reasonable cost thereof. At any time or times, Lessor, either voluntarily or pursuant to governmental requirement, may at Lessor's own expense, make repairs, alterations, or improvements in or to the building or facilities, all without any liability to Lessee by reason of interference, inconvenience, or annoyance; provided that Lessee shall have reasonable access to the premises. Lessor shall not be liable to Lessee for any expense, injury, loss, or damage resulting from work done in or upon, or the use of, any adjacent or nearby building, land, street, or alley. In the event Lessee requests that repairs, alterations, decorating, or other work in the premises be made during periods other than ordinary business hours, Lessee shall pay Lessor for overtime and other additional expenses incurred because of such request.

          9. LIENS: Lessee agrees to keep the premises and the property on which the premises are located free from any liens arising out of any work performed, materials furnished, or obligations by Lessee.

          10. INDEMNIFICATION: Lessee waives all claims against Lessor for damages to property, or to goods, wares, and merchandise stored in, upon, or about the premises, and for injuries to persons in, upon, or about the premises from any cause arising at any time unless caused by Lessor's active negligence and willful misconduct and malicious
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intent, and Lessee agrees to indemnify and hold Lessor exempt and harmless for
------
and on account of any damage or injury to any person or property arising from the use of the premises by Lessee or from the failure of Lessee to keep the premises in good condition as herein provided. Lessor shall not be liable to Lessee for any damage because of any act or negligence of any co-tenant or other occupant of the same building, or by any owner or occupant of adjoining or contiguous property, nor for the overflow, breakage, or leakage of water, steam, gas, or electricity from pipes __________ Lessee invitees' misuse or neglect of said premises, its apparatus, or appurtenances.

          11. INSURANCE: Lessee at Lessee's expense will provide and keep in force during the term of this lease and for the benefit of the Lessor and Lessee general liability insurance policies with companies and in form satisfactory to Lessor, protecting Lessor and Lessee against any and all liability occasioned by accident or disaster in amounts and covering such perils as Lessor shall determine, but Lessor shall have no obligation to insure against loss by Lessee to Lessee's leasehold improvements, fixtures, furniture, or other personal property in or about the premises occurring from any cause whatsoever and Lessee shall have no interest in the proceeds of any insurance carried by Lessor.

          If Lessor's insurance rates for the premises are increased at any time during the term as a result of the nature of Lessee's use and occupancy of the premises, Lessee agrees to reimburse Lessor for the full amount of such increase immediately upon receipt of demand from Lessor therefor. Such increase shall be prorated as of the expiration of the term, if applicable.

          12. SUBROGATION: Lessor and Lessee hereby waive all rights of subrogation which their respective insurers might have under all policies of insurance now existing or hereafter purchased during the term by either Lessor or Lessee, insuring or covering the premises or any portion thereof, or Lessee's leasehold improvements, furniture, fixtures, personal property, business, or operations in, or about the premises.

          13. TAXES: Lessee will pay before delinquency any and all taxes, assessments, license fees, and public charges levied, assessed, or imposed and which become payable during the term hereof upon Lessee's fixtures, furniture, and personal property installed or located in the premises.

          The term "basic taxes" as used in this subparagraph shall mean all taxes and assessments levied, assessed, or charged against the real property and improvements for the based tax year specified in the Schedule. In the event the amount of taxes and assessments paid by Lessor for any fiscal year during the term exceeds said basic taxes, Lessee agrees to pay Lessor within thirty (30) days after demand, as additional rent hereunder, an amount equal to that portion of such increase as the total square feet of Lessee's premises bears to the total leasable space. The total square feet of Lessee's premises and the total leasable square feet of the building are specified in the Schedule for the purpose of this provision.

          Lessee shall be considered the _____ the term of any leasehold improvements installed at Lessee's expense, and any such leasehold improvements may be assessed to Lessee for property tax purposes. Except as otherwise provided on the Schedule, Lessee shall not remove from the premises any leasehold improvements installed by Lessee without Lessor's prior written consent, and the ownership of any such leasehold improvements shall revert to Lessor upon the expiration of the term.

          In the event Lessor voluntarily sells the subject building, the
          ---------------------------------------------------------------
resultant Property Tax increase will not be passed through to the Lessee as
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provided in this Lease agreement.  Lessee shall still be liable for the original
--------------------------------------------------------------------------------
Property Tax pass through amount as if the voluntary sale had not occurred.
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          14.  SERVICES: So long as Lessee is not in default hereunder, Lessor will furnish the premises with such services as are specified in the Schedule, and Lessee will pay for all other services supplied to the premises. Lessor shall not be liable to Lessee or to any other party for any claim, injury, damage, rebate, or charge of any kind whatsoever which may arise or accrue in case of the interruption of the supply of water, heat, electricity, elevator service, air conditioning, gas, compressed air, or refrigeration caused by conditions beyond Lessor's control, or by accident, failure of power supply, repairs, strikes, fire, flood, act of God, or on account of any defect of the building or the premises, nor shall any such interruption be grounds for termination of this lease provided Lessor exercises reasonable diligence to remedy such interruption unless caused by Lessor's active negligence and willful
                         ------------------------------------------------------
misconduct and malicious intent.
-------------------------------

          15. PARKING: Lessor shall be entitled to use the parking spaces specified in the Schedule. Lessee agrees that vehicles of Lessee or its employees shall not park in driveways nor occupy parking spaces or other area reserved for any use such as visitors, delivery, loading, or other tenants.

          16. DESTRUCTION: In the event of a partial destruction of the building or appurtenances during the term from a cause which is insured under Lessor's fire and extended coverage insurance, Lessor shall forthwith repair the same, provided such repairs can be made within ninety (90) days under the laws and regulations of the state, county, federal, or municipal authorities, but such partial destruction shall not annul or void this lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs interferes with the business carried on by Lessee in the premises.

          If the partial destruction is caused by a casualty which is not insured under Lessor's fire and extended coverage insurance or if such repairs cannot be made in ninety (90) days, either Lessor or Lessee may terminate this lease by giving written notice to the other party within thirty (30) days after the damage occurs. If the lease is not terminated, Lessor shall make such repairs within a reasonable time with this lease continuing in full force and effect and the rent proportionately reduced while the repairs are being made.

In the event the building in which the premises are located is destroyed to the extent of not less than 33-1/3% of the then current replacement cost thereof, Lessor may elect to terminate this lease, regardless of whether the premises are damaged, whether the partial destruction is caused by casualty which is covered by insurance, or whether the repairs can be made within ninety (90) days. A total destruction of the building in which the premises are located shall terminate this lease. In respect to any partial destruction which Lessor is obligated to repair or may elect to repair under the terms of this paragraph and which can be made within ninety (90) days the provisions of Section 1932, Subdivision 2, and of
Section 1933, Subdivision 4, of Civil Code of the State of California are waived by Lessee.

          In the event of termination of this lease pursuant to any of the provisions of this paragraph, rent and Lessee's portion of any tax increase shall be apportioned on a per diem basis and shall be paid to the date of the casualty. In no event shall Lessor be liable to Lessee for any damages resulting to Lessee from the happening of such casualty or from the repairing or reconstruction of the premises or of the building, or from the termination of this lease as herein provided, nor shall Lessee be relieved thereby or in any such event from Lessee's obligations hereunder except to the extent and upon the conditions expressly stated in this paragraph.

          17. EMINENT DOMAIN: If the whole or any substantial part of the building or appurtenant real property shall be taken or condemned by any competent authority for any public use or purpose, the term of this lease shall end upon, and not before, the date when the possession of the part so taken shall be required for such use or purpose. Current rent shall be apportioned as of the date of such termination, but the entire award shall be the property of Lessor without apportionment.

          18. ASSIGNMENT AND SUBLETTING: Lessee shall not assign this lease, or any interest herein, and shall not sublet the premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the agent and employees of Lessee excepted) to occupy of use the premises, or any portion thereof, without prior written consent of Lessor which shall not be
                                                         ------------------
unreasonably withheld and shall not be delayed for more than fifteen (15)
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calendar days following written request for approval from Lessee, and a consent
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to one assignment, subletting, occupation, or use by any other person shall not be deemed to be consent to any subsequent assignment, subletting, occupation, or use by any other person. Any such assignment or subletting without such consent shall be void, and shall, at the option of Lessor, terminate this lease. Any transfer or assignment of this lease by operation of law without the written consent of Lessor shall make this lease voidable at the option of Lessor.

          Lessor will not unreasonably withhold its consent to a subletting by Lessee, provided that (a) the sublessee is financially responsible; (b) the sublessee proposes to use the premises for the same purposes or a purpose which is permitted by applicable zoning ordinances and regulations; (c) the proposed use is not injurious to the premises; (d) the proposed use will not disturb other tenants of Lessor in the building or immediate vicinity; and (e) the proposed use will not violate any existing exclusive use provisions applicable to the building or the premises. Every assignment or sublease shall recite that is and shall be subject and subordinate to the provisions of this lease, and termination of this lease shall constitute a termination of every assignment or sublease.

          19. SUBORDINATION: The rights of Lessee under this lease shall be and they are subject and subordinate at all times to the lien of any mortgage or mortgages, deed of trust or deeds of trust, now or hereafter in force against the property, and to all advances made or hereafter to be made upon the security thereof, and Lessee shall execute such further instruments subordinating this lease to the lien or liens of any such mortgage or mortgages, deed of trust or deeds of trust, as shall be requested by Lessor. Lessee hereby irrevocable appoints Lessor as attorney in fact for Lessee with full power and authority to execute and deliver in the name of Lessee any such instrument or instruments.

          If any mortgage or beneficiary elects to have this lease superior to its mortgage or deed of trust and gives notice of such fact to Lessee, then this lease shall be deemed superior to the lien of any such mortgage or deed of trust, whether this lease or a memorandum thereof is dated or recorded before or after said mortgage or deed of trust.

          20. SIGNS: Lessee shall not place any signs, lettering, marks, photographs, or any other material whatsoever, on the interior or exterior of the doors, windows, hallways, or any other place, in, on, or about the premises, the building, or its appurtenances, without Lessor's prior written approval of the size, style, design, color, material, manner of applying or fastening, and location thereof, and the person or firm who shall install or apply the same.

          21. LESSOR'S REMEDIES: If Lessee fails to make any payment of any sum due under this lease for ten (10) days after notice from Lessor, or if Lessee's interest herein, or any part thereof, is assigned or transferred, either voluntarily or by operation of law (except as expressly permitted by other provisions of this lease) including, without limitation, the filing of a petition by or against the Lessee, or any member of Lessee if Lessee is a partnership or joint venture, under any insolvency or bankruptcy laws, or if Lessee makes a general or any assignment for the benefit of his creditors, then, in any of such events, Lessor shall have the right, at its option, in addition to and not exclusive of any other remedy Lessor may have by operation of law, without any further demand or notice, to re-enter the premises and eject all persons therefrom, using all necessary force to do so, and either:

               (1) Declare this lease at an end in which event Lessee shall immediately pay to Lessor a sum of money equal to the amount, if any, by which the then cash value of the rent reserved hereunder, for the balance of the term of this lease exceeds the then cash reasonable rental value of the premises for the balance of the term; or

               (2) Without terminating this lease, relet the premises, or any part thereof, as the agent and for the account of Lessee upon such terms and conditions as Lessor may deem advisable, in which event the rents received on such reletting shall be applied first to the expense of such reletting and collection, including necessary renovation and alterations of the premises, reasonable attorney's fees, any real estate commissions paid, and thereafter toward payment if all sums due hereunder, and if a sufficient sum is not thus realized to pay such sums and other charges, Lessee shall pay Lessor any deficiency monthly, notwithstanding Lessor may have received rent in excess of the rent stipulated in this lease in previous or subsequent months, and Lessor may bring an action therefor as such monthly deficiency shall arise.

          Any such re-entry shall be allowable by Lessee without let or hindrance, and Lessor shall not be liable in damages for any such re-entry, or guilty of trespass or forcible entry.

          No re-entry and taking possession of the premises by Lessor shall be construed as an election on Lessor's part to terminate this lease, regardless of the extent of renovations and alteration by Lessor, unless a written notice of such intention is given to Lessee by Lessor.

Notwithstanding any reletting without termination, Lessor may at any time thereafter terminate this lease for such previous breach.

          22. SURRENDER: The voluntary or other surrender of this lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to Lessor of any or all such subleases or subtenancies.

          23. REMOVAL OF PROPERTY: Lessee hereby irrevocably appoints Lessor as agent and attorney in fact of Lessee, to enter upon the premises, in the event of default by Lessee in the payment of any rent herein reserved, or in the performance of any term, covenant, or condition herein contained to be kept or performed by Lessee, and to remove any and all furniture and personal property whatsoever situated upon the premises, and to place such property in storage for the account of and at the expense of Lessee. In the event that Lessee shall not pay the cost of storing any such property after the property has been stored for a period of ninety (90) days or more, Lessor may sell any or all of such property, at public or private sale, in such manner and at such times and places as Lessor in its sole discretion may deem proper, without notice to Lessee or any demand upon Lessee for the payment of any part of such charges or the removal of any such property, and shall apply the proceeds of such sale first to the cost and expenses of such sale, including reasonable attorney's fees actually incurred; second, to the payment of costs of or charges for storing any such property; third, to the payment of any other sums of money which may then or thereafter be due to Lessor form Lessee under any of the terms; and, fourth, the balance, if any, to Lessee.

          24. TRANSFER OF SECURITY: Lessor may transfer or deliver any security given by Lessee to secure the faithful performance of any of the covenants of this lease to the purchaser or successor of Lessor's interest in the premises, and thereupon Lessor shall be discharged from any further liability in reference thereto.

          25. WAIVER: The waiver by Lessor or Lessee of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant, or condition of this lease, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

          26. HOLDING OVER: Any holding over after the expiration of the term, with the consent of Lessor, shall be construed to be a tenancy from month to month on the same terms and conditions specified herein so far as applicable.

          27. ATTORNEY'S FEES: If any action at law or in equity shall be brought to recover any rent under this lease, or for or on account of any breach of or to enforce or interpret any of the terms, covenants, agreements, or conditions of this lease, or for the recovery of the possession of the premises, the prevailing party shall be entitled to recover from the other party as a part of the prevailing party's costs a reasonable attorney's fee, the amount of which shall be fixed by the court and shall be made a part of any judgement rendered.

          28. NOTICES: All notices to be given to Lessee may be given in writing personally or by depositing the same in the United States mail, postage prepaid, and addressed to Lessee at the premises, whether or not the Lessee has departed from, abandoned, or vacated the premises. Notice to Lessor may be given in writing personally or by depositing the same in U.S. mail, postage prepaid, and addressed to Lessor at the address to which the rent is paid.

          29. COMMISSIONS: Lessee warrants that Lessee has not had any dealings with any realtor, broker, or agent, other than is specified in the Schedule hereto, in connection with negotiating or securing this lease.

          30. GENERAL PROVISIONS: This lease contains all of the terms, covenants, and conditions agreed to by Lessor and Lessee and it may not be modified orally or in any manner other than by an agreement in writing signed by all of the parties to this lease or their respective successors in interest.

          Each term and provision of this lease performable by Lessee shall be construed to be both a covenant and a condition.

          The covenants and conditions hereof, subject to the provisions as to subletting and assignment, shall apply to and bind the heirs, successors, executors, administrators, sublessees, and assigns of the parties.

          All persons who have signed this lease shall be jointly and severally liable hereunder. The person signing this agreement is not personally
                   ---------------------------------------------------
guaranteeing Lessee's performance of this lease.
------------------------------------------------

          When the context of this lease requires, the masculine gender includes the feminine, a corporation, or partnership, and the singular number includes the plural.

          The captions of this lease are for convenience only and are not a part of this lease and do not in any way limit or amplify the terms and provision of this lease.

          This lease shall be governed by and construed in accordance with the laws of the State of California.

          Time is the essence as to all of the provisions of this lease.

          31.  OTHER TERMS AND CONDITIONS:

 .    Late charges. Rent payments which are received later than five (5) days
     ------------
     after the due date of the first, will incur a 10% late charge due and payable immediately to Lessor.

 .    Holdover. The rental amount due for any holdover period will be the monthly
     --------
     rent amount last paid by Lessee to Lessor plus 25%. This amount will be due and payable on the first day of each month of the holdover tenancy.

 .    Insurance. Lessee will show Lessor as Additional Insured on Lessee's
     ---------
     certificate of insurance.

 .    Rent: The rent schedule for the subject office space during the lease term shall be as follows:

     .    January 1, 1999 through December 31, 1999
     .    January 1, 2000 through December 31, 2000
     .    January 1, 2001 through December 31, 2001
     .    January 1, 2002 through December 31, 2002

 .    Lessee Improvements. Lessor shall provide __________ (Lessee to coordinate all work.) No other improvements are provided by Lessor. (Lessor shall maintain and service the existing HVAC, electrical and plumbing systems, and warrants that they are in working order as of the date of this lease. Lessor is responsible for replacement of those existing base building
     ---------------------------------------------------------------------
     systems (limited to HVAC units and roof) that occasionally wear out over
     ------------------------------------------------------------------------
     time. No other representations or warranties are made whatsoever by Lessor
     ----
     or Broker regarding the existing building conditions, Americans With Disabilities Act compliance, or adequacy of said building systems for Lessee's needs or employee and/or equipment loads. Any improvements, modifications or increases to the base building systems required by Lessee during the Lease Term will be the responsibility of Lessee.)

 .    Signage.  Lessee shall be responsible for any and all costs associated with
     -------
     removal of signage, and/or damage at the end of the lease. Lessor will provide building standard directory signage at written request from Lessee. Lessee shall be responsible for additional building signage it may desire, and, will conform to the City of Palo Alto Planning Department guidelines and approval process's for same.

 .    Right of First Refusal.  Lessee shall have the first right to refuse other
     ----------------------
     building areas for lease that may from time to time become available during the term of this lease. Lessee shall have five (5) business days to respond to offers from the Lessor to lease said space, or, the first right will be cancelled.

 .    Other Improvements.  Lessor hereby permits Lessee to construct passages
     -----------------------------------------------------------------------
     through the exterior walls of the premises for the purposes of accessing
     ------------------------------------------------------------------------
     the neighboring ground floor office space located in the building commonly
     --------------------------------------------------------------------------
     known as 410 Cambridge Avenue, Palo Alto, CA. Lessor makes no warranties
     ------------------------------------------------------------------------
     regarding: 1) approval of the owner of 410 Cambridge Avenue, Palo Alto for
     --------------------------------------------------------------------------
     this work, 2) whether this work is permitted by the City of Palo Alto.
     ---------------------------------------------------------------------
     Lessee shall be responsible for any and all costs associated with said work
     ---------------------------------------------------------------------------
     and must as a minimum provide the following: 1) permitted plans for said
     ------------------------------------------------------------------------
     work subject to both owners' approvals, 2) mechanically and electronically
     --------------------------------------------------------------------------
     activated fire rated doors. At the termination of this lease, and at the
     ------------------------------------------------------------------------
     discretion of the Lessor, it may be required that the access areas be
     ---------------------------------------------------------------------
     removed and filled in and put back in their original condition. Should any
     ---------------------------------------------------------------------------
     other agency or body having jurisdiction over said work or improvements
     -----------------------------------------------------------------------
     require any action related to this work or these improvements, the Lessee
     -------------------------------------------------------------------------
     shall bear all costs, and respond timely to said required action.
     ----------------------------------------------------------------

          32. RULES: The rules and regulations contained in this lease, as well as such reasonable rules and regulations as may be hereafter adopted by Lessor for the safety, care, and cleanliness of the premises and the preservation of good order thereon, are hereby expressly made a part hereof, and Lessee agrees to obey all such rules and regulations.

        RULES AND REGULATIONS ATTACHED TO AND MADE A PART OF THIS LEASE

               A. PEACEFUL ENJOYMENT: Lessee, its employees, and visitors shall not interfere with the peaceful enjoyment of the premises by other lessees, if any, or those having business with them. Lessee shall not permit the placing of litter in or upon the building and grounds and shall not permit any animals, bicycle, motorcycle, or vehicle to be brought into or kept in the building.

               B. MOVING HEAVY OBJECTS: Lessee shall be responsible to repair any damage occasioned by the moving of freight, furniture, or other objects within, or out of the building. No heavy objects of any nature shall be placed upon any floor without Lessor's prior written approval, as to the adequacy of the allowable floor loading at the point where the objects are intended to be moved or stored. Lessor may specify the time of moving to minimize inconvenience to other lessees, if any.

               C. OBSTRUCTIONS, WASTE, MARKINGS: No drapes or sunscreens of any nature shall be installed without Lessor's prior written approval. The sash doors, sashes, windows, glass doors, lights, and skylights that reflect or admit light into the building shall not be covered or obstructed. The toilets and urinals shall not be used for any other purpose other than for which they were constructed, and no rubbish, newspapers or other substances of any kind shall be thrown into them. Waste and excessive or unusual use of water shall not be allowed. Lessee shall not mark, drive nails, screw or drill into, paint, nor in any way deface the walls, ceilings, partitions, floors, wood, stone or iron work. The expense of repairing any breakage, stoppage, or damage resulting from a violation of this rule shall be born by the Lessee who has caused such breakage, stoppage, or damage.

               D. LOCKS: No additional lock or locks shall be placed by Lessee on any door unless written consent of Lessor shall first have been obtained. Two keys will be furnished by Lessor. All keys shall be surrendered to Lessor upon termination or expiration of the lease term.

               E. JANITORIAL SERVICE: If Lessor supplies janitorial services (which it does not), __________ without Lessor's prior consent, employ any
 -----------------
person or persons, other than the janitor of Lessor, for the purpose of cleaning the leased premises. Lessor shall not be responsible for the loss of property from the leased premises, however occurring, or for any damage to any Lessee occasioned by any of Lessor's employees or subcontractors or by any other person.

               F. OUTSIDE STORAGE: No materials, supplies, equipment, finished products, or semi-finished products, raw materials, or articles of any nature shall be stored upon or permitted to remain on any portion of the leased premises outside of the building constructed thereon, except with the prior written consent of the Lessor.

               G. OTHER RULES: Lessor reserves the right to make such other rules and regulations, including parking regulations, as in Lessor's judgment may from time to time be necessary for the safety, cleanliness, and orderly operation of the leased premises.

Lessee agrees to require its employees to abide by any such rules and regulations, including parking regulations.

          33.  SCHEDULE: The following Schedule is a part of this lease:
Visionael Corporation.

               1. DESCRIPTION OF PREMISES: 390 Cambridge Avenue, (Ground Floor), Palo Alto, CA.

               2. TERM: 48 months commencing January 1, 1999, and ending at 5:00 P.M. on December 31, 2002.

               3.   RENT: $ See paragraph 31 per month, payable in equal monthly
                            ----------------
installments in said amount in advance on the first day of each month, commencing January 1, 1999, and continuing on the same day of each month for the balance of the term. Rent shall be payable to Lessor at: 852 Los Robles Road, Palo Alto, CA 94306 or at such other place as Lessor may designate in writing. Lessor acknowledges receipt of the following rent upon execution of this lease:
(first month's rent) and (Security Deposit).

               4.   DEPOSIT:  $_____, receipt of which is hereby acknowledged.

               5.   USE OF PREMISES:  Professional office uses, or, other
                                      -----------------------------------
legally allowable uses in the event Lessee subleases the subject premises. In
-----------------------------------------------------------------------------
the event of said subleasing, Lessor and Lessee shall reconcile periodically the
--------------------------------------------------------------------------------
expenses of operation of the building with said sublessee in place to ensure
----------------------------------------------------------------------------
that Lessor does not experience ANY increase in operation of the property
-------------------------------------------------------------------------
relative to the sublease and sublessee. In the event expenses are determined to
-------------------------------------------------------------------------------
have risen, Lessee shall pay Lessor the difference between the historical
-------------------------------------------------------------------------
expenses and those related to the sublease.
------------------------------------------

               6.   REPRESENTATIONS RE CONDITION OF PREMISES:  See paragraph 31.

               7. SERVICES TO BE PROVIDED BY LESSOR: Utilities, heating and air conditioning five (5) days per week Monday through Friday, 8:00 A.M. to 5:00 P.M. (Not included are, but are not limited to the following: Phone system charges or related connection fees, and janitorial service within the leased premises.)

               8.   LEASEHOLD IMPROVEMENTS TO BE PROVIDED BY LESSOR: See
                                                                     ---
paragraph 31.
------------

               9. REMOVAL OF PROPERTY: At any time Lessee may, and prior to the end of the lease term Lessee shall, remove from the premises furniture, equipment, and other personal property installed by Lessee or at Lessee's expense. Lessee shall not remove any fixtures or leasehold improvements without Lessor's prior written consent, except the following: fixtures installed by Lessee which can be removed without damage to the building.

Upon Lessor's written request, Lessee shall remove the following fixtures and leasehold improvements: None.
                         ----

Lessee shall repair any damage to the premises cause by removal of any property, and shall restore the premises to its condition at the commencement of the term, less reasonable wear and tear. All of such removal and restoration shall be accomplished at Lessee's expense prior to the end of the lease term.

               10.  LESSEE'S INSURANCE:

                    $1,000,000.00 for injuries to any person
                    $1,000,000.00 for injuries in any one accident $1,000,000.00 for damage to property

               11.  TAXES:  Base Tax Year 1998-1999

               Total square feet of lessee's premises 3,849
               Total leasable square feet of the building 9,915

               12.  PARKING:  Public only


               13. BROKER: Alhouse . Deaton Management & Leasing, Inc., and, Cornish & Carey Commercial

               14. RENEWAL OPTION: Lessee shall have the option to renew this lease, if at no previous time during the term of the Lease the Lessee was in default, for one additional period of sixty (60) months following the expiration of the original term, upon giving written notice to Lessor at least ninety (90) days before the expiration of the original term, of Lessee's election to exercise this renewal option. The extended term shall be upon all of the terms and conditions contained in this lease, including, but not limited to, the same property tax increase clause applicable to the original term, except that the rent shall be: January 1, 2003 through December 31, 2003 _________ per month, January 1, 2004 through December 31, 2004 _________ per month, January 1, 2005 through December 31, 2005 _________ per month, January 1, 2006 through December 31, 2006 _________ per month, January 1, 2007 through December 31, 2007 _________ per month.

               15. RENEWAL COMMISSION: In the event Lessee elects to exercise said option to renew, Lessor shall thereupon pay to broker the sum of $ n/a as
                                                                      -----
additional real estate commission, or in the alternative, 3% percent of the annual rental for the first year of the option period.

EXECUTED as of this __________ day of __________, 19__


LESSOR:                                 LESSEE: Visionael Corporation

__________________________________      _______________________________________
James H. Jepsen                         By:  Mr. Marc Jones, CEO (An Authorized
                                        Officer)

__________________________________      _______________________________________
Date                                    Date

                             AMENDMENT TO SUBLEASE

          This Amendment to Sublease is entered into as of the 29th day of June, 1999, and amends that certain Sublease Agreement (the "Sublease") by and between VISIONAEL CORPORATION, a Delaware corporation ("Sublandlord") and INTERNET TRAVEL NETWORK, a California Corporation, ("Subtenant") dated as of October 30, 1998, regarding the Sublease of space located at 390 Cambridge Avenue, Palo Alto, California.

                                   RECITALS
                                   --------

          A. The parties entered into Sublease as set forth above and now desire to amend the Sublease to extend the term of the Sublease to terminate on October 31, 1999 or sooner upon sixty (60) days notice from Subtenant to Sublandlord. All other items and conditions of the Sublease are to remain in effect.

          NOW, THEREFORE, for due consideration, the parties agree to amend the Sublease as follows:

          1. Paragraph 5.1 of the Sublease is amended to change the termination date from July 31, 1999 to October 31, 1999 or sooner upon sixty (60) days prior written notice from subtenant to Sublandlord (but not to terminate before August 1, 1999).

          2. Except as specifically amended hereto, the sublease remains in full force and effect and unchanged in all other respects.

          3. This Amendment to Sublease may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one in the same instrument, and verification of the execution of this Amendment can be by facsimile copies of the signatures exchanged between the parties.

Executed as of the date set forth above.

SUBLANDLORD                                  SUBTENANT
-----------                                  ---------
Visionael Corporation                        Internet Travel Network
a Delaware Corporation                       a California Corporation

By: ______________________________           By: _______________________________

Its:  CFO                                    Its: Dir. of Real Estate
     -----------------------------                ------------------------------
                (Title)                                      (Title)

By: ______________________________           By: _______________________________

Its: _____________________________           Its: ______________________________
                (Title)                                      (Title)

Sublandlord:  VISIONAEL CORPORATION, A DELAWARE CORPORATION

By: ________________________________         Date: 11/4/98
                                                   -----------------------------

Subtenant:  INTENT TRAVEL NETWORK, A CALIFORNIA CORPORATION

By: ________________________________         Date: 11/3/98
                                                   -----------------------------

NOTICE TO SUBLANDLORD AND SUBTENANT: CORNISH & CAREY COMMERCIAL, IS NOT AUTHORIZED TO GIVE LEGAL OR TAX ADVICE; NOTHING CONTAINED IN THIS SUBLEASE OR ANY DISCUSSIONS BETWEEN CORNISH & CAREY AND SUBLANDLORD AND SUBTENANT SHALL BE DEEMED TO BE A REPRESENTATION OR RECOMMENDATION BY CORNISH & CAREY COMMERCIAL, OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL EFFECT OR TAX CONSEQUENCES OF THIS DOCUMENT OR ANY TRANSACTION RELATING THERETO. ALL PARTIES ARE ENCOURAGED TO CONSULT WITH THEIR INDEPENDENT FINANCIAL CONSULTANTS AND/OR ATTORNEYS REGARDING THE TRANSACTION CONTEMPLATED BY THIS PROPOSAL.

Attachment I Master Lease

MASTER LANDLORD CONSENT

The undersigned, Lessor under the Master Lease attached as Attachment I, hereby consents to the subletting of the Subleased Premises described herein on the terms and conditions contained in this Sublease. This Consent shall apply only to this Sublease and shall not be deemed to be a consent to any other Sublease.

Landlord:  JAMES H. JESPEN

By: _______________________________      Date:  11/7/98
                                                --------------------------------

     1.   Parties:

          This Sublease is made and entered into as of October 30, 1998, by and between Visionael Corporation, a Delaware Corporation ("Sublandlord"), and Internet Travel Network, a California corporation ("Subtenant"), under the Master Lease dated July 16, 1998, between James H. Jepsen, as "Lessor" and Sublandlord under this Sublease as "Lessee." A copy of the Master Lease is attached hereto as Attachment I and incorporated herein by this reference.

     2.   Provisions Constituting Sublease:

          2.1 This Sublease is subject to all of the terms and conditions of the Master Lease. Subtenant hereby assumes and agrees to perform all of the obligations of "Lessee" under the Master Lease to the extent said obligations apply to the Subleased Premises and Subtenant's use of the Common Areas, except as specifically set forth herein. Sublandlord hereby agrees to comply with all the terms and conditions of the Master Lease and to cause Lessor under the Master Lease to perform all of the obligations of Lessor thereunder to the extent said obligations apply to the Subleased Premises and Subtenant's use of the Common Areas. Subtenant shall not commit or permit to be committed on the Subleased Premises or on any other portion of the Project any act or omission which violates any term or condition of the Master Lease. Except to the extent waived or consented to in writing by the other party or parties hereto who are affected thereby, neither of the parties hereto will, by renegotiation of the Master Lease, assignment, subletting, default or any other voluntary action, avoid or seek to avoid the observance or performance of the terms to be observed or performed hereunder by such party, but will at all times in good faith assist in carrying out all the terms of this Sublease and in taking all such action as may be necessary or appropriate to protect the rights of the other party or parties hereto who are affected thereby against impairment. Nothing contained in this Section 2.1 or elsewhere in this Sublease shall prevent or prohibit Sublandlord upon at least 30 calendar days prior written notice to Subtenant (a) from exercising its right to terminate the Master Lease pursuant to the terms thereof or (b) from assigning its interest in this Sublease or subletting the Premises to any other third party.

          2.2 All of the terms and conditions contained in the Master Lease are incorporated herein, except as specifically provided below, and the terms and conditions specifically set forth in this Sublease, shall constitute the complete terms and conditions of this Sublease, except the following paragraphs of the Master Lease which shall solely be the obligation of Sublandlord:

          Paragraphs: 2. Term and Rent, 3. Deposit 31. Rent, Lessee Improvements, Right of First Refusal, 33.2 Term, 33.3 Rent, 33.4 Deposit, 33.8 Leasehold Improvements to be Provided by Lessor, 33.13 Broker, 33.14 Renewal option, 33.15 Renewal commission

     3.   Subleased Premises and Rent:

          3.1  Subleased Premises:

          Sublandlord leases to Subtenant and Subtenant leases from Sublandlord the Subleased Premises upon all of the terms, covenants and conditions contained in this Sublease. The Subleased Premises consist of approximately 3,849 +
                                                                         -
rentable square feet, located at

390 Cambridge Avenue, Palo Alto, CA. The Premises shall be delivered by Sublandlord at its sole expense, in broom clean condition with the carpets cleaned, walls painted, and building systems operational by the commencement date set forth in the Lease between Subtenant and Lessor.

          3.2  Rent:

          Subtenant shall pay to Sublandlord as Rent for the Subleased Premises the sum of Eleven Thousand One Hundred Sixty Two and 10/100 Dollars ($11,162.10) per month, without deductions, offset, prior notice or demand. Rent shall be payable by Subtenant to Sublandlord in consecutive monthly installments on or before the first day of each calendar month during the Sublease Term. If the Sublease commencement date or the termination date of the Sublease occurs on a date other than the first day or the last day, respectively, of a calendar month, then the Rent for such partial month shall be prorated and the prorated Rent shall be payable on the Sublease commencement date or on the first day of the calendar month in which the Sublease termination date occurs, respectively. The above stated rent shall be fully serviced, inclusive of all operating expenses, excepting janitorial costs which shall be paid by Subtenant.

          3.3  Security Deposit:

          In addition to the Rent specified above, Subtenant shall pay to Sublandlord Eleven Thousand One Hundred Sixty Two and 10/100 Dollars ($11,162.10) rent as a noninterest bearing Security Deposit. In the event Subtenant has performed all of the terms and conditions of this Sublease during the term hereof, Sublandlord shall return to Subtenant, within ten days after Subtenant has vacated the Subleased Premises, the Security Deposit less any sums due and owing to Sublandlord.

     4.   Rights of Access and Use:

          4.1  Use:

          Subtenant shall use the Subleased Premises only for those purposes permitted in the Master Lease, unless Sublandlord and Master Landlord consent in writing to other uses prior to the commencement thereof.

     5.   Sublease Term:

          5.1  Sublease Term:

          The Sublease Term shall be for the period commencing January 1, 1999, and continuing through July 31, 1999. In no event shall the Sublease Term extend beyond the Term of the Master Lease.

     6.   Notices:

          All notices, demands, consents and approvals which may or are required to be given by either party to the other hereunder shall be given in the manner provided in the Master Lease, at the addresses shown on the signature page hereof. Sublandlord shall notify Subtenant of any Event of Default under the Master Lease, or of any other event of which Sublandlord has actual knowledge which will impair Subtenant's ability to conduct its normal business at the Subleased Premises, as soon as reasonably practicable following Sublandlord's receipt of notice from the Landlord of an Event of Default or actual knowledge of such impairment. If Sublandlord elects to terminate the Master Lease, Sublandlord shall so notify Subtenant by giving at least 30 days notice prior to the effective date of such termination.

     7.   Broker Fee:

          Upon execution of the Sublease, Sublandlord shall pay Cornish & Carey Commercial and the Staubach Company, licensed real estate brokers, fees set forth in a separate agreement between Sublandlord and Broker.

     8.   Compliance With Americans With Disabilities Act:

          Subtenant shall be responsible for the installation and cost of any and all improvements, alterations or other work required on or to the Subleased Premises or to any other portion of the property and/or building of which the Subleased Premises are a part, required or reasonably necessary because of: (1) Subtenant's particular use of the Subleased Premises or any portion thereof; (2) the particular use by a subtenant by reason of assignment or sublease; or (3) both, including any improvements, alterations or other work required under the Americans With Disabilities Act of 1990. Compliance with the provisions of this
Section 8 shall be a condition of Sublandlord granting its consent to any assignment or Sublease of all or a portion of this Sublease and the Subleased Premises described in this Sublease.

     9.   Compliance With Nondiscrimination Regulations:

          It is understood that it is illegal for Sublandlord to refuse to display or sublease the Subleased Premises, or to assign, surrender or sell the Master Lease, to any person because of race, color, religion, national origin, sex, sexual orientation, marital status or disability.

     10.  Toxic Contamination Disclosure:

          Sublandlord and Subtenant each acknowledge that they have been advised that numerous federal, state, and/or local laws, ordinances and regulations ("Laws") affect the existence and removal, storage, disposal, leakage of and contamination by materials designated as hazardous or toxic ("Toxics"). Many materials, some utilized in everyday business activities and property maintenance, are designated as hazardous or toxic.

          Some of the Laws require that Toxics be removed or cleaned up by landowners, future landowners or former landowners without regard to whether the party required to pay for "clean up" caused the contamination, owned the property at the time the contamination occurred or even knew about the contamination. Some items, such as asbestos or PCBs, which were legal when installed, now are classified as Toxics, and are subject to removal requirements. Civil lawsuits for damages resulting from Toxics may be filed by third parties in certain circumstances.

          Sublandlord and Subtenant each acknowledge that Broker has no specific expertise with respect to environmental assessment or physical condition of the Subleased Premises, including, but not limited to, matters relating to: (i) problems which may be posed by the presence or disposal of hazardous or toxic substances on or from the Subleased Premises, (ii) problems which may be posed by the Subleased Premises being within the Special Studies Zone as designated under the Alquist-Priolo Special Studies Zone Act (Earthquake Zones), Section 2621-2630, inclusive of California Public Resources Code, and (iii) problems which may be posed by the Subleased Premises being within a HUD Flood Zone as set forth in the U.S. Department of Housing and Urban Development "Special Flood Zone Area Maps," as applicable.

          Sublandlord and Subtenant each acknowledge that Broker has not made an independent investigation or determination of the physical or environmental condition of the Subleased Premises, including, but not limited to, the existence or nonexistence of any underground tanks, sumps, piping, toxic or hazardous substances on the Subleased Premises. Subtenant agrees that it will rely solely upon its own investigation and/or the investigation of professionals retained by it or Sublandlord, and neither Sublandlord nor Subtenant shall rely upon Broker to determine the physical and environmental condition of the Subleased Premises or to determine whether, to what extent or in what manner, such condition must be disclosed to potential sublessees, assignees, purchasers or other interested parties.